                                                                  EXHIBIT 10.2

                          SCHEDULE NO. 8700661-001
                                      TO

                        MASTER HIRE PURCHASE AGREEMENT

                                    DATED

                             16TH DECEMBER 1999


Owner's Address:                       Hirer's Name and Address:
IGE MEDICAL SERVICES LIMITED           MOBILE P.E.T. LEASING LIMITED
Coolidge House                         154 Harley Street
352 Buckingham Avenue                  London
Slough                                 W1N 1HH
Berkshire SL1 4ER

(Attention: Fiona Rogers)              (Attention: Paul Crowe)

THE PARTIES HERETO agree that the Owner shall hire and the Hirer shall take on hire the Equipment described herein on the terms hereinafter and in the above Master Hire Purchase Agreement ("the Agreement") contained.

Terms defined in the Agreement shall bear the same meanings in this Schedule. In the event of a conflict between the provisions of this Schedule and those of the Agreement, the provisions of this Schedule shall prevail with respect to the Equipment described herein.

1.   DEFINITIONS AND CERTAIN TERMS

     The Equipment:  The equipment described in Annex A hereto.

     Location:  154 Harley Street, London, W1N 1HH

     Owner's Bank:  Barclays Bank plc, Account Number:  30803502, Sort Code:
     20-00-00, quoting reference 8700661-001

     Commencement Date: On acceptance of the equipment or 21st February 2000 which ever is the earliest.

     Hire Period:  72 MONTHS

     Cost of the Equipment (from Annex A)           :      L1,113,873.00
     VAT at 17.50% (add)                            :      L  194,927.78
     Total Cost                                     :      L1,308,800.78
     Initial Payment (deduct)                       :      L  236,945.78
     Balance of Total Cost (A)                      :      L1,071,855.00
     Total Estimated Finance Charges(B)             :      L  398,775.00
     Total Estimated Amount payable (exclusive
     of VAT and Option Price)                       :      L1,512,648.00
     Option Price (excluding VAT)                   :      L       10.00

     Outstanding Balance of Total Cost: For any date the amount outstanding of the Balance of Total Cost after deducting therefrom all amounts referred to in Paragraph 3(b) below required to be paid prior to that date.

2.   INITIAL PAYMENT

     The Hirer shall on or before the date of this Schedule pay to the Owner the Initial Payment.

3.   RENTAL

     (a) The Balance of Total Cost and Finance Charges shall be paid by instalments ("Base Rental") in ADVANCE on a MONTHLY basis as and from the Commencement Date and thereafter throughout the Hire Period with the first such payment being due on acceptance.

     (b)  Each Base Rental payment shall be L21,009.00

     (c)  The term "Rental" shall include Base Rental

4.   PURCHASE OPTION

     Provided that none of the events referred to in Clause 12.01 of the Agreement has occurred and is subsisting, the Hirer may on giving not less than 90 days' prior written notice (which notice shall be irrevocable) purchase, on the last day of the Hire Period, all (but not part) of the Equipment by paying the Owner on that day the sum of (i) the Option Price set forth above, and (ii) all rentals and other amounts due or in arrears in respect of the Equipment. On receipt of such sum, title to such Equipment shall pass to the Hirer without further transfer or document on an "as is, where is" basis without any condition, representation, warranty or recourse of any kind whatsoever, express or implied. If any further act or document is required to pass such title, all costs, charges and expenses in connection therewith shall be borne by the Hirer.

AS WITNESS whereof the parties hereto have hereunto set their hands this ____ day of _____________ 1999.

SIGNED for and on behalf of the Owner:
IGE MEDICAL SERVICES LIMITED


By:
    -----------------------------------------


Title:
       --------------------------------------



SIGNED for and on behalf of the Hirer:
MOBILE P.E.T. LEASING LIMITED


By:
    -----------------------------------------


Title:
       --------------------------------------

                                    ANNEX A

                                       TO

                              SCHEDULE 8700661-001

                                       TO

                        MASTER HIRE PURCHASE AGREEMENT,

                            DATED 16TH DECEMBER 1999

                            DESCRIPTION OF EQUIPMENT


Type and               Number        Serial/               Acceptance
Model of               of            Identification        Date
Equipment              Units         Number

GR PET SCANNER         ONE           QUOTATION             JANUARY 2000
                                     NO. 027370A






Total Cost                                                  L1,113,873.00
                                                            ===========




Initialled: The Owner_____________           Initialled: The Hirer_____________

                                    ANNEX B

                                       TO

                            SCHEDULE NO. 8700661-001

                                       TO

                        MASTER HIRE PURCHASE AGREEMENT,

                                     DATED

                               16TH DECEMBER 1999

                           CERTIFICATE OF ACCEPTANCE


We hereby confirm and certify to you that:

     (i) on___________________2000 we duly received and accepted the Equipment and we acknowledge that it corresponds with the Equipment described in the Schedule;

     (ii) we duly examined and tested the Equipment and we are satisfied that the Equipment complete, in good working order and condition, of merchantable quality, fit for its purpose and in every way satisfactory and is safe for use;

     (iii) accordingly, for the purpose of the Agreement, the Equipment has been delivered to and accepted by us from you.



SIGNED for and on behalf of the Hirer:
MOBILE P.E.T. LEASING LIMITED


BY:_____________________

TITLE:__________________

EXHIBIT 1 TO THE HIRE PURCHASE AGREEMENT

This License is granted by IGE ("Licensor") to Hirer ("Licensee") pursuant to a Master Hire Purchase Agreement dated 10th August 1999. Terms defined in the Master Hire Purchase Agreement have the same meaning when used herein.

-------------------------------------------------------------------------------

This License is incorporated by reference in the Master Hire Purchase Agreement (see Clause 7 thereof).

      a) Whereas Licensee is a provider of health care and/or medical imaging services which at the time of execution hereof, holds all such regulatory premium as are required by law to use the Equipment referred to below for the purpose of obtaining medical diagnostic images, and

      b) Whereas Licensor places at the disposal of Licensee, either at or prior
         to the time of execution of the License, [       ] (the Equipment),
         and

      c) Whereas either (i) the Equipment comes fitted with OPERATING SOFTWARE and BASIC MAINTENANCE SOFTWARE, (together referred to as "LICENSED SOFTWARE") or (ii) the LICENSED SOFTWARE is delivered to Licensee subsequent to Acceptance of the Equipment, and

      d) Whereas Licensee desires to be granted a license to use said software, subject to the following terms and conditions.

It is hereby agreed as follows:

1 - IDENTIFICATION OF LICENSED SOFTWARE

Each package of LICENSED SOFTWARE, which includes operating software and basic maintenance software will be affixed with a white label and/or the following markings:

Operating software                    LOGICIEL D'UTILISATION
PROPERTY OF MANUFACTURER              PROPRIETE DU FABRICANT
BASIC MAINTENANCE SOFTWARE            LOGICIEL DE MAINTENANCE DE BASE
PROPERTY OF MANUFACTURER              PROPRIETE DU FABRICANT

2 - OWNERSHIP

Title to the LICENSED SOFTWARE (as well as to the ADVANCED PACKAGE described at paragraph 7 below) is not transferred to Licensee, but will remain with Licensor. The Licensor will at all times be entitled, as soon as Licensee ceases to hold any of the permits referred to in the first recall hereof, or as soon as Licensee has failed to abide by any of its commitments hereunder, to repossess all or any of the LICENSED SOFTWARE (and/or of the ADVANCED PACKAGE described at paragraph 7 below), and any corresponding archival copies.

3 - LICENSE

Licensor hereby grants to Licensee personally a limited, non-negotiable, non-exclusive License to use the LICENSED SOFTWARE, (consisting of the Operating Software and the Basic Maintenance Software) whereby Licensee will be granted the following rights exclusive of any others:

- 3.1 The right to load and run the OPERATING SOFTWARE on the Equipment, subject to the latter remaining on the Equipment site designated in the Specific Terms of the Hire Purchase Agreement hereto ("the Site") and being used solely for the purpose of obtaining medical diagnostic images;

- 3.2 The right to produce an archival copy of the OPERATING SOFTWARE, such right to be exercised solely through Licensee's own employees;

- 3.3 The right to load and run the BASIC MAINTENANCE SOFTWARE on the Equipment, subject to the latter remaining on the Site and being used solely for the purpose of maintaining the medical diagnostic equipment at the Site, each right to be exercised solely through Licensee's own employees;

- 3.4 The right to produce an archival copy of the BASIC MAINTENANCE SOFTWARE, such right to be exercised solely through Licensee's own employees;

- 3.5 Licensee is NOT granted any license with regard to any software other than the LICENSED SOFTWARE (that is, the OPERATING SOFTWARE and the BASIC MAINTENANCE SOFTWARE). Specifically, Licensee is not granted any license or rights with regard to Advanced Service Software which Licensor might bring to the Site to assist Licensor in servicing the Equipment.

4 - LIMITED LIENS CO-PROHIBITED ACTIVITIES

Except pursuant to the provision of article 3 above, Licensee will not perform any of the following operations and will see to it that no third party is in a position to perform any of the same.

- to duplicate, access, use in whole or in part, display, disassemble, decompile, assign to a third party, any or all of the information built into the OPERATING SOFTWARE or the BASIC MAINTENANCE SOFTWARE;

- to use an unauthorized copy of LICENSED SOFTWARE or to scrutinize or display all or part of the code or of the information that make up the said SOFTWARE.

5 - CONFIDENTIALITY

Licensee acknowledges the confidentiality of the LICENSED SOFTWARE and will take all such steps as will be necessary in order that access thereto be barred to any person other than its own employees or those of Licensor.

6 - MODIFICATION

Licensee will make no change to the LICENSED SOFTWARE unless it has obtained Licensor's written consent thereto.

7 - ADVANCED PACKAGE

[Licensor may store for its own use at Licensee's premises (hereafter the "Location"), either at the time of delivery of a piece of Equipment or during the life span thereof, a copy of the ADVANCED PACKAGE, corresponding to that piece of Equipment. (Said ADVANCED PACKAGE consists of ADVANCED MAINTENANCE SOFTWARE and ADVANCED MAINTENANCE MANUAL.)

Every package of ADVANCED MAINTENANCE SOFTWARE will be affixed with a yellow label and/or the following marking:

Advanced maintenance software   LOGICIEL DE MAINTENANCE AVANCEE
PROPERTY OF MANUFACTURER     PROPRIETE DU FABRICANT

The ADVANCED MAINTENANCE MANUAL will bear the corresponding label. No license is granted with regard to Advanced Package.]

8 - STORAGE OF MATERIALS NOT PURCHASED BY OR LICENSED TO LICENSEE

In connection with the installation and delivery of the Equipment, Licensor personnel sometimes use (i) documentation and tools not hired by Licensor,
(ii) an Advanced Package not licensed to Licensee (described in paragraph 7) and (iii) contain software, documentation and tools that may be provided to Licensor by one or more of its vendors, which also have not been licensed to Licensee. Some or all of such property might be in the Location from time to time and some or all of which might be delivered to the Location with the Equipment. For convenience, Licensor personnel might store from time to time such property in the Site for varying periods. Licensee hereby consents to the presence of a locked Licensor cabinet or box for such storage; to the use of the Site for such storage without charge; and to Licensor's removal of any or all of such property at anytime.

Licensee hereby agrees to use its best efforts to protect all of such property from damage or loss and its best efforts to protect all of such property from access or disclosure to or use by anyone other than Licensor personnel. The presence of such property in the Location shall not give Licensee any right or title to the same or any license to use the same, but to the contrary, any access, disclosure or use of any of such property to or by Licensee, its employees or any person other than Licensor personnel is strictly prohibited, and Licensor agrees that it will use its best efforts to prevent any access, disclosure or use contrary to such prohibition.

9 - TERM

This License will come into force upon the Acceptance Date. It will remain in force for as long as Licensee holds the permits referred to in the first recital above, as it uses the Equipment on the Site, and as it fulfills its commitments hereunder. It will end upon termination of the hiring of Equipment under the Master Hire Purchase Agreement howsoever arising.

Licensor may terminate this license in the event of any breach by Licensee. Upon termination or expiry hereof, License will return to Licensor, upon the latter's first demand, the LICENSED SOFTWARE and corresponding archival copies. Up until then, Licensee will continue to be bound by its commitments hereunder notwithstanding the expiry of the License.

10 - CONSEQUENCES OF LICENSEE'S FAILURE TO COMPLY

Should Licensee fail to fulfill any of its commitments hereunder, Licensor will be released from all and any of its commitments to Licensee. The foregoing provision will not prejudice any other claims which Licensor may have.

11 - COPYRIGHTS

The Buyer acknowledges that the LICENSED SOFTWARE as well as the ADVANCED PACKAGE are protected under the copyright legislation of the countries where they have been developed, as well as under international copyright conventions.